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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549


                       FORM 8-K


                    CURRENT REPORT


          PURSUANT TO SECTION 13 OR 15(d) OF
          THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):
             November 30, 1999 (November 16, 1999)




                  GLEN BURNIE BANCORP
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(Exact name of registrant as specified in its charter)



MARYLAND                       0-24047           52-1782444
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(State or other jurisdiction  (Commission     (I.R.S. Employer
of incorporation)             File Number)   Identification No.)


101 CRAIN HIGHWAY, S.E., GLEN BURNIE, MARYLAND          21227
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:(410)766-3300
                                                   -------------

                         NOT APPLICABLE
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(Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.
          ------------

     On November 16, 1999, the Registrant elected by resolution of its Board of Directors to become subject to Sections 3-804 and 3-805 of Subtitle 8 of Title 3 of the Maryland General Corporation Law ("MGCL") all as more particularly described in the Articles Supplementary filed as Exhibit 3.3 hereto. Section 3-804 requires at least a two-thirds vote of the stockholders for the removal of directors, and then only for cause in accordance with Section 2-406(b)(3) of the MGCL, and vests in the Board of Directors the power to fix the number of directors by resolution and to fill any vacancies on the Board of Directors for the remainder of the full term of the class of directors in which the vacancy occurred. Section 3-805 specifies that stockholders may only call a special meeting of the stockholders on the written request of the stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting. In the event of any inconsistency with the charter and bylaws of the Registrant, the aforesaid provisions of Subtitle 8 of Title 3 of the MGCL shall govern.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS
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     (a) Financial Statements of Businesses Acquired.  None
         -------------------------------------------

     (b) Pro Forma Financial Information.  None
         -------------------------------

     (c) Exhibits.  The following exhibits are filed as part of
         --------   this report on Form 8-K:

     EXHIBIT NO.              DESCRIPTION
     ----------               -----------

          3.3            Articles Supplementary, dated
                         November 16, 1999

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                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   GLEN BURNIE BANCORP


Date:  November 30, 1999      By: /s/ F. William Kuethe, Jr.
                                  -----------------------------
                                  F. William Kuethe, Jr.
                                  President

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